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                                                                   EXHIBIT 99.1



[Letterhead of Grant Thornton LLP]





April 9, 1999




Securities and Exchange Commission
Washington, D.C.  20549

RE:         Sterile Recoveries, Inc.
            File No. 0-20997

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Sterile Recoveries, Inc. dated April 9, 1999 and agree with the statements contained therein.

Very truly yours,



/s/ GRANT THORNTON LLP
----------------------
Grant Thornton LLP